                                                                    Exhibit 10.2

                                ESCROW AGREEMENT

      ESCROW AGREEMENT dated as of January 25, 2006, by and among CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED, a Maryland corporation (the "Company"), CAREY FINANCIAL, LLC, a Delaware company (the "Sales Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (the "Escrow Agent").

      WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (File No. 333-119265), containing a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act") and the regulations thereunder (the "Regulations"), the registration statement and any amendments thereto, and any registration statement related thereto filed under Rule 462(b) of the Securities Act are herein called the "Registration Statement." Any prospectus relating to such Registration Statement and any amendments thereto are herein called the "Prospectus."

      WHEREAS, the Company proposes to offer and sell, on a best efforts basis through the Sales Agent and a group of selected dealers (each a "Selected Dealer," collectively the "Selected Dealers") and directly to a group of selected investment advisors (each a "Selected Investment Advisor," collectively the "Selected Investment Advisors") up to 55,000,000 shares of common stock of the Company pursuant to the Registration Statement (the "Offering").

      WHEREAS, the Company has sole discretion in determining whether to accept or reject any orders for the Shares;

      WHEREAS, the Company, in compliance with the terms of the proposed offering described in the Registration Statement and Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") proposes to establish an escrow account with the Escrow Agent for the deposit of payments for the Shares; and

      WHEREAS, the foregoing recitals are statements of the Company and the Sales Agent and not of the Escrow Agent;

      NOW, THEREFORE, in consideration of the mutual promises herein made and for other good and valuable consideration, the parties hereby agree as follows:

      1. Subject to Section 6 hereof, for the period commencing on the date of the Prospectus and terminating 60 days following the date on which the Offering terminates, but in no case prior to 60 days after the final disposition of the money and property held in escrow hereunder, the parties hereby appoint the Escrow Agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to receive, hold and disburse the proceeds from the sale of the Shares in accordance herewith. The Company and the

Sales Agent agree to promptly notify the Escrow Agent in writing of the date of the Prospectus (or if the offering of the Shares is extended, the date of termination of such extension).

      2. (a) The Sales Agent shall deliver, and shall cause each Selected Dealer or Selected Investment Advisor to directly or indirectly deliver, proceeds (the "Escrow Funds") received from purchasers of the Shares (each an "Investor") to the Escrow Agent at Deutsche Bank Trust Company Americas, 60 Wall Street, 27th Floor, New York, New York 10005, by noon of the next business day after receipt of the proceeds by the Selected Dealer or Selected Investment Advisor. All deliveries of proceeds shall be accompanied by: (i) the name and address of, the social security number or taxpayer identification number of, the brokerage account number of (if applicable), the number of Shares purchased by and the total dollar amount of the investment by, each Investor on whose behalf proceeds are delivered to the Escrow Agent, and (ii) a statement advising the Escrow Agent of the aggregate amount of Escrow Funds delivered attributable to individual retirement accounts, Keogh plans, or any other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") (these investors collectively referred to as "Plan Investors") or from some other type of investor ("Non-Plan Investors"). Funds delivered to the Escrow Agent may be in the form of checks payable to "Deutsche Bank Trust Company Americas, as Escrow Agent" and drawn on an account of an Investor, Selected Dealer or Selected Investment Advisor or wire transfer from the Sales Agent or certain Selected Dealers or Selected Investment Advisors identified to the Escrow Agent in writing by the Company or the Sales Agent. The Company shall comply fully with the Interest and dividend Tax Compliance Act of 1983 and the Escrow Agent shall have no responsibility thereunder.

      (b) Prior to the delivery of any payments from Investors, the Company shall deliver to the Escrow Agent a copy of the Prospectus, certified by the Company to be a true copy, and a copy of the order of the Commission declaring effective the Registration Statement as soon as practicable after the Company's receipt thereof. It is understood that the copy of the Prospectus is being delivered to the Escrow Agent solely for the purpose of notifying the Escrow Agent of the effective date of the Registration Statement and that the Escrow Agent is not charged with any duty to review the Prospectus or to inquire into the effectiveness of the Registration Statement.

      (c) All funds received from Plan Investors shall be deposited and maintained in a separate account opened by the Escrow Agent ("Plan Subaccount"). All funds received from Non-Plan Investors shall be deposited and maintained in a separate account opened by the Escrow Agent ("Non-Plan Subaccount").

      (d) All Escrow Funds shall be deposited with the Escrow Agent and shall earn interest at the daily fed fund rate less 50 basis points pursuant to the requirements of Rule 15c2-4, while the escrow is handled by Deutsche Bank Trust Company Americas. All investments attributable to Escrow Funds shall be made by the Escrow Agent in the name of "Deutsche Bank Trust Company Americas, as Escrow Agent."

      3. (a) Upon receipt by the Escrow Agent of instructions signed by the Sales Agent and the Company, the Escrow Agent will from time to time pay to the Company and/or to any other person designated in such instructions the Escrow Funds in accordance with such instructions. Such instructions also shall include the times and places at which such Escrow Funds are to be paid and the amount and method of payment. The Company shall give the Escrow Agent two business days advance oral notification of the contents of such instructions. The Escrow Agent shall remit interest earned on such Escrow Funds to Investors on whose behalf such Escrow Funds are deposited, or to Selected Dealers or Selected Investment Advisors for the account of such Investors, if and only if, such Escrow Funds have been held by the Escrow Agent for at least twenty days, or more (the "Escrow Interest"). Within fifteen calendar days after the date on which the Escrow Funds are paid to the Company or other designated person pursuant to the instructions described above, the Escrow Agent shall remit interest earned on such Escrow Funds to the Company. If and only if, such Escrow Funds have been held by the Escrow Agent for at least twenty days, or more, ("Escrow Interest") will be paid to Investors on whose behalf such Escrow Funds were deposited or, to Selected Dealers or Selected Investment Advisors for the account of such Investors, as applicable, as follows:

      (i) In the case of a Plan Investor, its pro-rata share of interest earned on all Escrow Funds maintained in the Plan Subaccount opened in accordance with Section 2(c) hereof based on the length of time its subscription payment has been held by the Escrow Agent, as recorded by the Company's transfer agent, Phoenix American Financial Services, Inc. (the "Transfer Agent"). Such remission shall be made either directly to, or pursuant to written instruction received from, the Plan Investor or an investment advisor acting on behalf of such Plan Investor, in a lump sum directly to Selected Dealers or Selected Investment Advisors, for the account of such Plan Investors, as applicable. The payment of Escrow Interest to Selected Dealers and Selected Investment Advisors shall be accompanied by a listing, in a form acceptable to Selected Dealers and Selected Investment Advisors, of the Plan Investors to whom interest should be paid and their respective account numbers.

      (ii) In the case of a Non-Plan Investor, its pro rata share of interest earned on all Escrow Funds maintained in the Non-Plan Subaccount opened in accordance with Section 2(c) hereof based on the length of time its subscription payments have been held by the Escrow Agent, as recorded by the Transfer Agent for the Company. Such remission shall be made either directly to, or pursuant to written instructions received from, the Non-Plan Investor or an agent acting on behalf of such Non-Plan Investor, or in a lump sum directly to Selected Dealers and Selected Investment Advisors for the account of such Investors, as applicable. The payment of Escrow Interest to Selected Dealers and Selected Investment Advisors shall be accompanied by a listing, in a form acceptable to Selected Dealers and Selected Investment Advisors, of the Non-Plan Investors to whom interest should be paid and their respective account numbers.

Escrow Interest earned, but not payable to Investors pursuant to this Section 3(a) above shall be paid to the Company, as instructed by the Company in writing.

The Escrow Agent will provide the Transfer Agent with the total Escrow Interest and the daily rate of interest for the Escrow Funds held in the Plan Subaccount and Non-Plan Subaccount. The Transfer Agent will generate the pro-rata share of Escrow Interest earned based upon the deposit date it has recorded for each Investor. The Transfer Agent will supply the Escrow Agent with the Escrow Interest allocated for each Investor.

      (b) If, during the period any Escrow Funds are held by the Escrow Agent, the Company determines that: (i) an Investor will not be issued Shares because the Company in its sole discretion determines to reject such Investor's order, or (ii) a portion of an Investor's order is rejected, the Company shall: (A) furnish the Escrow Agent with the name of such Investor and the amount of such Investor's purchase price or portion thereof which must be returned, including wire transfer or check payments instructions and (B) direct the Escrow Agent to, and the Escrow Agent shall, return to such Investor or for the account of such Investor, within ten days of the Escrow Agent's receipt of such information, the amount of such Investor's purchase price (including any Escrow Interest attributable to such amount) which must be returned.

      (c) In the event that, prior to the date, one year from the date of the Prospectus (the "Anniversary Date"), the Registration Statement is withdrawn from registration with the Commission or, if not so withdrawn, the Escrow Agent has not received the instructions described in Section 3(a) hereof, the Escrow Agent shall, within 10 business days following the Anniversary Date, or after receipt of written notice from the Company and the Sales Agent that the Registration Statement has been withdrawn, as the case may be, remit to or for the account of each Investor its respective share of the Escrow Funds then held by the Escrow Agent on behalf of such Investor, together with such Investor's respective share of Escrow Interest, based on the length of time such Investor's payments have been held by the Escrow Agent and determined in accordance with
Section 3(a) hereof. Such remission shall be made either directly to, or pursuant to written instructions received from, the Investor or an agent acting on behalf of such Investor in a lump sum to Selected Dealers or Selected Investment Advisors for the account of such Investors. Notwithstanding the foregoing, the Escrow Agent shall use its best efforts to remit such Escrow Funds and Escrow Interest to or for the account of each Investor within five business days following the earlier of the dates specified above.

      4. The Escrow Agent shall perform the following functions with respect to funds it receives from the Sales Agent, Selected Dealers or Selected Investment Advisors by check drawn on an Investor's account or wire transfers on behalf of
Investors:

      (i) Collect the mail received at the address referred to Section 2(a) hereof prior to 12:00 noon New York time on each business day;

      (ii) Before the close of business on the business day on which funds are received from Non-Plan Investors, deposit checks or wire transfers attributable to such Non-Plan Investors into the Non-Plan Subaccount established pursuant to Section 2(c) hereof;

      (iii) Before the close of business on the business day on which funds are received from a Plan Investor, deposit such funds into the Plan Subaccount established pursuant to Section 2(c) hereof;

      (iv) Verify that, for each Investor whose name was submitted to the Escrow Agent by the Sales Agent or any Selected Dealer or Selected Investment Advisor in connection with the delivery of funds to the Escrow Agent, payment for the Shares subscribed for by such Investor has been made either by check or by wire transfer as described in Section 2(a) hereof and notify the Company in writing as soon as practicable if any such payment is not received or if payment on any check is refused by the bank or financial institution on which such check is drawn.

      (v) Before the close of business on the business day on which funds are received, send to the Company and to the Company's Transfer Agent by electronic mail or other same day delivery service, a report listing the aggregate face amount of all checks and the amount of wire transfers received and the Selected Dealer or Selected Investment Advisor the funds were received from.

      (vi) Before the close of business on the business day, use its best efforts to send to the Company and to the Company's Transfer Agent by electronic mail or other same day delivery service scanned images of all Order Forms received that business day.

      5. (a) Notwithstanding anything to the contrary contained in this Escrow Agreement, the Escrow Agent shall in no case or event be liable for the failure of any of the conditions of this Escrow Agreement or damage caused by the exercise of its duties, if acting in good faith, in any particular manner, or for any reason (including, without limitation, the liquidation of investments of the Escrow Funds), for any mistake of fact or law, for any error of judgment, or for any action taken or omitted by it, or any action suffered by it to be taken or omitted, except gross negligence, or willful misconduct with reference to the Escrow Funds or Escrow Interest, and the Escrow Agent, if acting in good faith, shall not be liable or responsible for forgeries or false personation or for its good faith determination of the authority of any person executing this Escrow Agreement or for the value or validity or genuineness or collection of any check from an Investor delivered to the Escrow Agent hereunder. The Escrow Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Escrow Agent to the Company pursuant to the provisions hereof. If acting in good faith, the Escrow Agent shall not be liable to the other parties hereto or to anyone else for any loss, which may be incurred by reason of any investment of any monies it holds hereunder in its capacity as Escrow Agent.

      (b) In the absence of gross negligence or willful misconduct on the part of the Escrow Agent, the Escrow Agent may rely conclusively upon and shall not be liable for, and shall be indemnified and held harmless for, acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth, completeness and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Escrow Agreement or any of the terms hereof, unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

      (c) To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds held hereunder or any payment made hereunder, the Escrow Agent may pay such taxes from the funds held. The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties or interest in respect of taxes on such investment income or payments in the manner provided in Section 5(d) hereof. The Escrow Agent shall provide to each Investor or Selected Dealer or Selected Investment Advisor all information necessary regarding on whose behalf such withholdings have been made so that the proper adjustments may be made to the escrow interest payment received by the Investor or to the Investor's account with the Selected Dealer or Selected Investment Advisor.

      (d) The Escrow Agent and its officers, directors, employees and agents shall be indemnified and held harmless by the Company and the Sales Agent, jointly and severally, from and against any costs, liabilities, claims, judgments, losses and demands and other expenses, including reasonable counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with or directly or indirectly arising out of or relating to this Escrow Agreement, the services of the Escrow Agent hereunder, provided, however, that such indemnification shall not apply to any such expenses, losses, claims or demands caused by the gross negligence or willful misconduct of the Escrow Agent or its officers, employees or agents. Promptly after the receipt by the Escrow Agent of written notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against any of the other parties hereto, notify such other parties thereof in writing; but the failure by the Escrow Agent promptly to give such notice shall not relieve any party from any liability which such party may have to the Escrow Agent hereunder. For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, all reasonable costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any claim, demand, action, suit or proceeding. Notwithstanding anything in this subsection (d) to the contrary, an indemnifying party shall not be liable for any settlement of any such claim, demand, action, suit or proceeding effected without its written consent.

      (e) Should any dispute or conflicting claims arise with respect to the payment or ownership or right of possession of the Escrow Funds or Escrow Interest, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands, or instructions with respect to, and to retain possession of, such Escrow Funds or Escrow Interest so long as such dispute or conflict shall continue and the Escrow Agent shall not be liable for its failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until such disputes or conflicting claims have been settled either by mutual agreement among the parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America and the expiration of time for appeal without perfection of any appeal, in either case as evidenced to the Escrow Agent in writing, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceeding.

      (f) The Escrow Agent's duties are only such as are herein specifically provided, being purely ministerial in nature, and that the Escrow Agent shall use reasonable diligence in the performance of its obligations hereunder, but shall incur no liability whatever, except for willful misconduct or gross negligence, so long as the Escrow Agent has acted in good faith. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Escrow Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document. Except for amendments to this agreement referred to below and except for joint written instructions given to the Escrow Agent by the other parties hereto relating to the escrow deposit under this agreement, the Escrow Agent shall not be obligated to recognize any agreement between any or all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof. The Escrow Agent is not a party to, and is not bound by, any agreement or other document out of which this Escrow Agreement may arise or any other agreement or other document in connection with the Company.

      (g) None of the provisions of this Escrow Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

      (h) The Escrow Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care.

      (i) Any corporation into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any corporation succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

      6. Notwithstanding anything to the contrary contained in this Escrow Agreement, the Escrow Agent (a) may resign from its duties under this Escrow Agreement by giving 30 calendar days' prior written notice of such resignation to the other parties hereto and (b) may be discharged by the Company from its duties under this Escrow Agreement upon the receipt from each of the other parties hereto of 30 calendar days' prior written notice of such discharge. Upon the resignation or discharge of the Escrow Agent, the Company shall retain a substitute escrow agent to perform the functions theretofore performed by the Escrow Agent under this Escrow Agreement. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the other parties hereto all money and property held hereunder upon presentation of a document appointing the new escrow agent and its acceptance thereof. If no new escrow agent is so appointed prior to the effectiveness of such resignation or discharge, the Escrow Agent may deliver the Escrow Funds and Escrow Interest to the Company or may apply to a court of competent jurisdiction for the appointment of a successor escrow agent and shall have no further duties or obligations under this Escrow Agreement.

      7. (a) The Company shall compensate the Escrow Agent in accordance with the fee schedule attached hereto as Exhibit A.

      (b) It is understood that fees and usual charges agreed upon for the Escrow Agent's services hereunder shall be considered compensation for its ordinary services as contemplated by this Escrow Agreement and in the event the conditions of this Escrow Agreement are not promptly fulfilled by parties other than the Escrow Agent or that the Escrow Agent renders any service hereunder not provided for in, or contemplated by, this Escrow Agreement, or that there is any modification hereof, or that any controversy arises hereunder or that the Escrow Agent is made a party to, or intervenes in, or that there is, any litigation pertaining to this Escrow Agreement or the subject matter thereof, the Escrow Agent and its legal counsel shall be reasonably compensated for services rendered in connection with, and reimbursed for all reasonable costs and expenses occasioned by, such events and the Escrow Agent shall have the right to retain all documents and/or other things of value at any time held by it hereunder, except Escrow Funds, Escrow Interest or subscription material, until such fees, costs and expenses shall be paid.

      (c) It is understood that from time to time on and after the date hereof, the other parties hereto shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent reasonably shall request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

      8. If, after the receipt by the Escrow Agent of any check or instrument pursuant hereto, the Escrow Agent shall inform the Company and the Sales Agent that such check or instrument has been entered for collection by it hereunder and is uncollectable and payment of the funds represented by such check or instrument has been made pursuant to the terms of this Escrow Agreement, then the Company shall immediately reimburse the Escrow Agent for such payment plus interest thereon, and the Escrow Agent shall deliver the returned check or instrument to the Company provided, however, that nothing contained herein shall require the Escrow Agent to invest or pay out funds which it has reason to believe are uncollectable or prior to funds respecting such check or instrument having been paid (it being understood that the Escrow Agent shall be under no duty to investigate the collectability of any such funds). The Escrow Agent shall have no duty or responsibility to enforce collection of any check delivered to the Escrow Agent hereunder. Notwithstanding anything to the contrary contained herein, the Escrow Agent shall not be required to advance its own funds to the Company, the Sales Agent or any Selected Dealer, Selected Investment Advisor or any Investor for any purpose under this Escrow Agreement.

      9. All distributions of Escrow Interest by the Escrow Agent to Investors or to any other person or entity pursuant to this Escrow Agreement shall be made by check, payable in accordance with Section 3(a) hereof. All payments by the Escrow Agent to the Company shall be made in immediately available funds, if and to the extent that the funds on deposit with the Escrow Agent are immediately available at the time of such payment.

      10. The Company may at any time assign its right to receive up to 85% of the amount of the Escrow Funds attributable to Non-Plan Investors as security for borrowings from third parties, provided that any such assignment shall be subordinate to the rights of Investors to receive, and no such assignment shall in any way prevent the return to Investors of, the Escrow Funds and Escrow Interest in accordance with Sections 3(a) and (b) hereof. The Escrow Agent shall accept and acknowledge written instructions for the payment of the Escrow Funds in accordance with the provisions of Section 3(a) hereof designating any such third party for such payment. It is specifically understood that, in order for the parties hereto to change such instructions pursuant to this Escrow Agreement, any party that has been assigned the right to receive Escrow Funds shall join in the execution of an agreement changing such instructions or shall otherwise give its written consent to such agreement. The Escrow Agent may rely on any instructions it receives pursuant to this Section 10 until it receives properly executed instructions, which specifically supersede such previously received instructions. The Company hereby agrees not to submit instructions altering previously submitted instructions concerning payment of Escrow Funds to third parties unless such new instructions are signed or consented to in writing by such third party. All reasonable expenses incurred by the Escrow Agent as a result of any such assignment referred to above shall be paid by the Company.

      11. All notices, requests, demands, communications and instructions given under this Escrow Agreement shall be in writing and shall be deemed to be duly given if delivered personally or sent by registered or certified U.S. mail, postage prepaid, return receipt requested, to the following addresses:

      To the Escrow Agent:

              Deutsche Bank Trust Company Americas
              Corporate Trust and Agency Services
              60 Wall Street, 27th Floor
              MS NYC60-2710
              New York, NY  10005
              Phone: (212)250-7637
              Fax: (732) 578-4593

      To the Company:

              Corporate Property Associates 16 - Global Incorporated 50 Rockefeller Plaza
              New York, New York 10020
              Attention: Susan Hyde, Executive Director and Secretary
              212-492-1151
              212-492-8922 fax

      To the Sales Agent:

              Carey Financial, LLC
              50 Rockefeller Plaza
              New York, NY  10020
              Attention:  Stephen H. Hamrick, President

              212-492-1177
              212-492-8922 fax

or to such other address and to the attention of such other person as any of the above may have furnished to the other parties by personal delivery or registered or certified mail, return receipt requested.

      12. The Company shall deliver to the Escrow Agent a certificate of the secretary of the Company as to: (a) the authority of certain officers thereof to act on behalf of the Company both in connection with this Escrow Agreement, and
(b) the incumbency and signatures of such officers, and the Escrow Agent may act in reliance on such certificate and upon the instructions or directions, or any other certificate, communication or other document, given to it in accordance with the terms of this Escrow Agreement by the Company through a person authorized so to act in such certificate.

      13. The Sales Agent shall deliver to the Escrow Agent a certificate of the secretary or any assistant secretary of the Sales Agent as to: (a) the authority of certain officers thereof to act on behalf of the Sales Agent in connection with this Escrow Agreement, and (b) the incumbency and signatures of such officers, and the Escrow Agent may act in reliance on such certificate and upon the instructions or directions, or any other certificate, communication or other document, given to it in accordance with the terms of this Escrow Agreement by the Sales Agent through a person authorized so to act in such certificate.

      14. The Escrow Agent will reasonably cooperate with the Company in fulfilling any of the Company's obligations under the Sarbanes-Oxley Act of 2002, as such obligations relate to the provisions of services under this Agreement, including assistance as to the documentation and auditing of Escrow Agent's procedures.

      15. Nothing in this Escrow Agreement is intended to or shall confer upon anyone other than the parties hereto any legal or equitable right, remedy or claim. This Escrow Agreement shall be deemed to be an agreement made under the laws of the State of New York and for all purposes shall be construed and enforced in accordance with and governed by the laws of New York applicable to agreements made and to be wholly performed within such State. Notwithstanding the foregoing, each party recognizes that each Investor is a third party beneficiary of this Escrow Agreement. Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal court located in such state in connection with any action, suit or other proceeding arising out of or relating to this Escrow Agreement or any action taken or omitted hereunder.

      16. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts, shall constitute but one and the same instrument.

      17. This Escrow Agreement shall terminate on the final disposition of the monies and property held in escrow hereunder, provided that the rights of the Escrow Agent and the obligations of the other parties hereto under Sections 5(b), (c) and (d) and 7 hereof shall survive the termination hereof.

       18. The Escrow Agent represents and warrants to the Company and the Sales Agent that it satisfies the requirements of Section 3(a)(6) of the Exchange Act.

       19. (a) All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

       (b) If, for any reasons, the escrow deposit is not received by the Escrow Agent as contemplated herein, the other parties hereto shall reimburse the Escrow Agent for all expenses, including counsel fees and disbursements, paid or incurred by it, in making preparations for providing the services contemplated hereby.

       (c) This Escrow Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms "hereby," "hereof", "hereto," "hereunder" and any similar terms, as used in this agreement, refer to this agreement in its entirety and not only to the particular portion of this agreement where the term is used. The word "person" shall mean any natural person, partnership, corporation, government and any other form of business or legal entity. All words or terms used in this agreement, regardless of the number or gender, in which they are used, shall be deemed to include any other number and any other gender as the context may require. This agreement shall not be admissible in evidence to construe the provision of any prior agreement. The rule of ejusdem generis shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

       (d) Except as otherwise provided in the Escrow Agreement, this agreement and the rights and obligations hereunder of any party hereto may be assigned by those parties only to a successor to the relevant party's entire business with the prior written consent of all other parties. This agreement shall be binding upon and inure to the benefit of each party's respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this agreement. This Escrow Agreement constitutes the entire agreement of the parties and supersedes all other prior agreements or understandings, written or oral, among the parties with respect to the subject matter hereof and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Escrow Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Escrow Agreement shall not be construed as a waiver of its rights under such provision.

       (e) The representations and warranties contained in this agreement shall survive the execution and delivery hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.

                                        CORPORATE PROPERTY ASSOCIATES 16 -
                                        GLOBAL INCORPORATED

                                        By: /s/ Susan C. Hyde
                                            ---------------------------------
                                        Name: Susan C. Hyde
                                        Title: Executive Director and Secretary

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        as Escrow Agent

                                        By: /s/ Richard L. Buckwalter
                                            ---------------------------------
                                        Name: Richard L. Buckwalter
                                        Title: Vice President

                                        CAREY FINANCIAL, LLC

                                        By: /s/ Stephen H. Hamrick
                                            ---------------------------------
                                        Name: Stephen H. Hamrick
                                        Title: President

Exhibit Index
Exhibit A - Fee Schedule

                                    EXHIBIT A
                                  FEE SCHEDULE

Acceptance Fee                                                 $     7,500
                                                                ----------------

Covers acceptance of appointment as Escrow Agent, including complete study of drafts of Escrow Agreement and all supporting documents in connection therewith, conferences until final Agreement is agreed upon, execution of final Agreement, deposit of funds into the Plan Subaccount and the Non-Plan Subaccount and maintenance and custody thereof.

Annual Administration Fee:                                     $    85,000
                                                                ----------------

(Payable each year in advance)

Payment by check, per check
(only if interest is paid out)                                 $     10.00
                                                                ----------------

Wire transfer of funds, per wire
(only if interest is paid out)                                 $     25.00
                                                                ----------------

Preparation and filing appropriate
Federal tax forms, per 1099                                   $       N/A
                                                                ----------------